                                                                   Exhibit 10.63

                          PLEDGE AND SECURITY AGREEMENT


      PLEDGE AND SECURITY AGREEMENT, dated as of February 23, 1998 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned (each a "Pledgor", and together with any entity that becomes a party hereto pursuant to Section 24 hereof, the "Pledgors"), in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


            WHEREAS, Starwood Hotels & Resorts ("Starwood REIT"), SLT Realty Limited Partnership ("SLT RLP"), Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation"), ITT Corporation (as successor in interest to Chess Acquisition Corp., "ITT"), each Alternate Currency Revolving Loan Borrower from time to time party thereto (together with Starwood REIT, SLT RLP, the Corporation and ITT, each a "Borrower" and collectively, the "Borrowers"), various lenders from time to time party thereto (the "Lenders"), Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents (in such capacity and together with any successor agent, the "Administrative Agents,"), and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents (in such capacity, the "Syndication Agents" and, together with the Pledgee, the Administrative Agents, and the Lenders and their respective successors and assigns, and together with any other lenders from time to time party to the Credit Agreement hereinafter referred to, the "Lender Creditors"), have entered into a Credit Agreement, dated as of February 23, 1998, providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Dollar Revolving Loan Borrowers, all as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, and (ii) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Parent Companies to the Pledgee);

      WHEREAS, each Borrower may from time to time be party to (or guaranty the obligations of one or more of its Subsidiaries under) one or more Interest Rate Protection Agreements with a Lender Creditor or an affiliate of a Lender Creditor (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors");

      WHEREAS, pursuant to the Guaranty, the Guarantors have jointly and severally guaranteed to the Lender Creditors and the Interest Rate Protection Creditors the payment when due of all obligations and liabilities of each Borrower under or with respect to (x) the Credit Documents (as used herein, the term "Credit Documents" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing Credit Agreement) and (y) each Interest Rate Protection Agreement with one or more Interest Rate Protection Creditors;

      WHEREAS, ITT has, prior to the date hereof, issued $2,000,000,000 in aggregate principal amount of ITT Notes (with the holders from time to time of such ITT Notes being herein called the "ITT Noteholders") pursuant to the ITT Indenture;

      WHEREAS, to the extent permitted pursuant to the Credit Agreement, various of the Pledgors may issue, or enter into, guarantees of the payment when due of the obligations and liabilities of ITT under or with respect to the ITT Notes and the ITT Indenture (with any such guarantees, together with the ITT Notes and ITT Indenture being herein collectively called "ITT Note Documents");

      WHEREAS, Permitted Refinancing Indebtedness may from time to time be incurred in accordance with the requirements of the Credit Agreement in respect of the ITT Notes or Permitted Refinancing Indebtedness which previously refinanced the ITT Notes, and any such Permitted Refinancing Indebtedness (such Permitted Refinancing Indebtedness being herein called "Qualified Permitted Refinancing Indebtedness") may be (in accordance with the terms thereof and to the extent permitted pursuant to the Credit Agreement) (x) guaranteed by various of the Pledgors and (y) secured hereunder on an equal and ratable basis as with the Credit Document Obligations (as defined below) as provided herein (with any holders or lenders of such Qualified Permitted Refinancing Indebtedness from time to time being herein collectively called the "Permitted Refinancing Creditors" and with all documentation evidencing any Qualified Permitted Refinancing Indebtedness or any guarantees thereof being herein called the "Permitted Refinancing Documents");

      WHEREAS, the Corporate Borrowers may in the future issue Senior Secured Notes as provided in Section 9.04(viii) of the Credit Agreement that may be (in accordance with the terms thereof and to the extent permitted pursuant to the Credit Agreement as same is in effect on the date of the respective issuance)
(x) guaranteed by various of the Pledgors and (y) equally and ratably secured hereunder with the Credit Document Obligations as hereinafter provided (with any holders of Senior Secured Notes from time to time being herein collectively called "Senior Secured Noteholders" and with all documentation evidencing any Senior Secured Notes or any guarantees thereof being herein called "Senior Secured Note Documents");

      WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

      WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph;


      NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

      1. SECURITY FOR OBLIGATIONS; CERTAIN EXCLUDED OBLIGATIONS; SUBORDINATION OF CERTAIN SECURITY INTERESTS. (a) Subject to the provisions of the following clauses (b) and (c) of this Section 1, this Agreement is made by each Pledgor for the benefit of the Lender Creditors and, to the extent from time to time holding Obligations (as defined below) of such Pledgor secured hereunder, each of the Interest Rate Protection Creditors, the ITT Noteholders, the Permitted Refinancing Creditors and the Senior Secured Noteholders (collectively, together with the Pledgee, the "Secured Creditors"), to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with each Credit Agreement and all other Credit Document to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under each Credit Agreement (if a party thereto) and under the Guaranty or under any other guarantee by it of obligations pursuant to any Credit Agreement) and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause
      (i) being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement (including, without limitation, all such obligations and liabilities of such Pledgor under the Guaranty with respect thereto or under any other guarantee by it of obligations pursuant to any Interest Rate Protection Agreement) and the due performance and compliance by such Pledgor with the terms of each such Interest Rate Protection Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

            (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as the case may be) to the ITT Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the ITT Notes and the other ITT Note Documents to which such Pledgor is at any time a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in the ITT Note Documents (all such obligations and liabilities under this clause (iii) being herein collectively, called the "ITT Note Obligations");

            (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as the case may be) to the Permitted Refinancing Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Permitted Refinancing Documents to which such Pledgor is at any time a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in the Permitted Refinancing Documents (all such obligations and liabilities under this clause (iv) being herein collectively, called the "Permitted Refinancing Obligations");

            (v) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as the case may be) to the Senior Secured Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the Senior Secured Notes and the other Senior Secured Note Documents to which such Pledgor is at any time a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in the Senior Secured Note Documents (all such obligations and liabilities under this clause (v) being herein collectively, called the "Senior Secured Note Obligations");

            (vi) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

            (vii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (vi) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default at any time under, and as defined in, any of the Credit Agreement and, if the related Obligations (as defined below) are secured hereunder at such time, the ITT Note Documents, the Permitted Refinancing Documents and the Senior Secured Note Documents and any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (viii) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (viii) of this Section 1, subject to the provisions of following clause
(b), being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            (b) Notwithstanding anything to the contrary contained above in this
Section 1 or elsewhere in this Agreement, (i) obligations and liabilities which would otherwise constitute Obligations as defined in clauses (iii) through (v) inclusive, of Section 1(a) shall not constitute Obligations for purposes of (or be secured pursuant to) this Agreement if same were incurred (or guaranteed) in violation of the provisions of Section 9.04 of the Credit Agreement as same is in effect on the date of the incurrence of the respective obligations or liabilities (or, in the case of ITT Note Obligations, as same is in effect on the Initial Borrowing Date), (ii) no Obligations as otherwise described in clauses (iii) through (v) inclusive, of Section 1(a) of this Agreement shall be secured pursuant hereto if the respective security interests are prohibited by the terms of Section 9.01 of the Credit Agreement as same is in effect on the date of the incurrence of the respective obligations or liabilities (or, in the case of ITT Note Obligations, as same is in effect on the Initial Borrowing
Date) and (iii) no obligations of the types described in clauses (iii) through
(v), inclusive, of Section 1(a) of this Agreement shall constitute Obligations secured pursuant to this Agreement unless, within 30 days of the date of the incurrence of the respective Indebtedness (or within 30 days after the Initial Borrowing Date in the case of Indebtedness outstanding on the Initial Borrowing
Date), the following condition is satisfied:

         A written notice from the Parent Companies, stating that it is a "Notice of Pledge Agreement Entitlement" (each a "Notice of Pledge Agreement Entitlement") shall be delivered to the Pledgee, which written notice shall describe the respective Obligations (and which shall describe the Pledgors obligated, as obligors or guarantors, with respect thereto) to be secured hereby. Each Notice of Pledge Agreement Entitlement shall state that it is delivered pursuant to Section 1(b) of this Pledge and Security Agreement and shall reference the aggregate principal amount of the respective Indebtedness constituting Obligations hereunder and shall specify the sub-clause of Section 1(a) pursuant to which same constitute Obligations. At the option of the Parent Companies, a Notice of Pledge Agreement Entitlement may also contain an election as described in the immediately succeeding sentence.

Notwithstanding anything to the contrary contained in Section 1 or elsewhere in this Agreement, if the Parent Companies elect, in the respective Notice of Pledge Agreement Entitlement, that any Pledgor's or Pledgors' obligations with respect to any Indebtedness of the type described in clauses (iii) through (v) inclusive, of Section 1(a) of this Agreement shall not be secured pursuant to this Agreement, then any obligations of the respective Pledgor or Pledgors so designated shall not be secured pursuant to this Agreement.

      2. DEFINITION OF STOCK, LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, SECURITIES, ETC. (a) As used herein: (i) the term "Stock" shall mean
(x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations that are not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor, provided that, (A) except as provided in the last sentence of this Section 2(a), such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock entitled to vote for the directors of such Foreign Corporation (herein called "Voting Stock") owned by such Pledgor of any Foreign Corporation, (B) the Pledgor shall be required to pledge hereunder 100% of the issued and outstanding shares of all capital stock which is not Voting Stock (herein called "Non-Voting Stock") at any time owned by the Pledgor of any Foreign Corporation, (C) to the extent provided in Section 8.16 of the Credit Agreement, such Pledgor shall not be required to pledge hereunder any Margin Stock owned by such Pledgor (although, to the extent required by Section 8.16 of the Credit Agreement, Margin Stock may be required to be pledged hereunder from time to time) (and (D) to the extent provided in Section 13.19 of the Credit Agreement, such Pledgor shall not be required to pledge hereunder any outstanding shares of ITT MSG, Inc. capital stock (although, to the extent required by Section 13.19 of the Credit Agreement, the capital stock of ITT MSG, Inc. shall be required to be pledged hereunder); (ii) the term "Limited Liability Company Interest" shall mean the entire limited liability company interests at any time owned by each Pledgor in any limited liability company; (iii) the term "Partnership Interest" shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time owned by each Pledgor in any Person; and (iv) the term "Securities" shall mean all of the Stock, Limited Liability Company Interests and Partnership Interests. Each Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto;
(ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto;
(iii) the Limited Liability Interests held by such Pledgor consist of the number and type of interest of the issuing Person as described in Annex B hereto; (iv) such Limited Liability Company Interests constitute that percentage of the issued and outstanding equity interests of the issuing Person as set forth in Annex B hereto; (v) the Partnership Interests held by such Pledgor constitute that percentage of the entire Partnership Interest of the respective Pledged Partnership as is set forth in Annex C hereto for such Pledgor; and (vi) on the date hereof, such Pledgor owns no other Securities. In the circumstances and to the extent provided in Section 8.14 of the Credit Agreement, the limitation set forth in part (A) of the proviso to clause (i)(y) of this Section 2(a) and in
Section 3.2 hereof shall no longer be applicable and such

Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

      (b) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Limited Liability Company Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Limited Liability Company Interests," all Partnership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Partnership Interests," all of the Pledged Stock, Pledged Limited Liability Interests and Pledged Partnership Interests together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder and all rights under Section 3.1(a)(iv) and (v) are hereinafter called the "Collateral".


      3. PLEDGE OF SECURITIES, ETC.

      3.1. Pledge. (a) To secure all Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement; (iv) transfers and assigns to the Pledgee all of such Pledgor's Limited Liability Company Interests and all of such Pledgor's right, title and interest in each limited liability company to which such interests relate, whether now existing or hereafter acquired, including, without limitation:

            (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

            (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

            (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

            (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

            (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interest and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

            (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

            (G) to the extent not otherwise included, all proceeds of any or all of the foregoing;

and (v) transfers and assigns to the Pledgee such Pledgor's Partnership Interests (and delivers any certificates or instruments evidencing such partnership interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Partnership including, without limitation:

            (A) all of the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Collateral;

            (B) all other payments due or to become due to such Pledgor in respect of any such Collateral, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

            (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Collateral;

            (D) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

            (E) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest, including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

            (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

            (G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

            (b) As used herein, the term "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

            (c) As used herein, the term "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership or represented by any Partnership Interest.

            3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Securities shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1(a) and, furthermore, such Pledgor will forthwith deliver and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, and accompanied by undated stock powers duly executed in blank in the case of Stock, Limited Liability Company Interests or Partnership Interests or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2(a) hereof, any pledge of Voting Stock of any Foreign Corporation shall be subject to the provisions of part (A) of the proviso to clause (i)(y) of Section 2(a) hereof.

            3.3. Uncertificated Securities. If any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-106 and 9-115 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. (a) The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

            (b) In the case of any Pledgor's grant to the Pledgee of Securities of any corporation, partnership or limited liability company that holds a Nevada gaming license, such Securities shall be held by a sub-agent of the Pledgee residing in the state of Nevada.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Pledged Stock and to give all consents, waivers or ratification's in respect thereof; and (ii) exercise any and all voting, consent, administration, management and other rights and remedies under (x) any limited liability company agreement or operating agreement or otherwise with respect to the Pledged Limited Liability Interests of such Pledgor and (y) any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Credit Document, or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Credit Documents. All such rights of such Pledgor to vote and to give consents, waivers and ratification's shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and other cash distributions payable in respect of the Pledged Securities shall be paid to the respective Pledgor; provided, that all cash dividends and other cash distributions payable in respect of any Pledged Security which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or
            property (other than cash)
            paid or distributed by way of dividend or otherwise in respect of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests;

                  (ii) all other or additional stock or other securities or
            property (including cash) paid or distributed in respect of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 below shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Credit Document or, to the extent then in effect and secured hereby, any Interest Rate Protection Agreement, any ITT Note Document, any Permitted Refinancing Document, any Senior Secured Note Document (with all of the Documents listed above being herein collectively called the "Senior Documents" or the "Secured Debt Agreements") or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the
            Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

                  (iii) to vote all or any part of the Pledged Stock, Pledged
            Limited Liability Company Interests or Pledged Partnership Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratification's in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                  (iv) at any time or from time to time to sell, assign and
            deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agents or the Pledgee, in each case acting upon the instructions of the Required Secured Creditors (as defined in Annex G hereto) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agents or the Pledgee, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing to the
            Collateral Agent of the type provided in clauses (vii) and (viii) of the definition of Obligation;

                  (ii) second, to the extent proceeds remain after the
            application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations of the respective Pledgor shall be paid to the Secured Creditors (with such Secured Creditors being herein called the "Senior Secured Creditors") as provided in
            Section 9(e) hereof, with each Senior Secured Creditor receiving an amount equal to its outstanding Primary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the
            application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations of the respective Pledgor shall be paid to the Senior Secured Creditors as provided in Section 9(e) hereof, with each Senior Secured Creditor receiving an amount equal to its outstanding Secondary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fifth, to the extent proceeds remain after the
            application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, of the respective Pledgor and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, of the respective Pledgor, (y) "Primary Obligations" of any Pledgor shall mean (i) in the case of the Credit Document Obligations, all Obligations of such Pledgor arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all regularly accruing Fees, (ii) in the case of the ITT Note Obligations, all Obligations of such Pledgor secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the ITT Notes,
(iii) in the case of Qualified Permitted Refinancing Obligations, all Obligations of such Pledgor secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Qualified Permitted Refinancing Indebtedness,
(iv) in the case of the Senior Secured Note Obligations, all Obligations of such Pledgor secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Senior Secured Notes and (v) in the case of the Interest Rate Protection Obligations, all Obligations of such Pledgor arising out of or in connection with (including, without limitation, as a direct obligor or a guarantor, as the case may be) Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), and (z) "Secondary Obligations" of any Pledgor shall mean all Obligations of such Pledgor secured hereby other than Primary Obligations.

                  (c) When payments to Senior Secured Creditors are based upon their respective

Pro Rata Shares, the amounts received by such Senior Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to the Primary Obligations of the respective Pledgor and (ii) second, to the Secondary Obligations of the respective Pledgor.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement, such amounts shall be paid to the Paying Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Paying Agent to the Collateral Agent for distribution in accordance with Section 9(a) hereof.

                  (e) Except as set forth in Section 9(d) hereof, all payments required to be made hereunder shall be made (i) if to the Lender Creditors, to the Paying Agent under the Credit Agreement for the account of the Lender Creditors, and (ii) if to any other Secured Creditors (other than the Collateral Agent), to the trustee, paying agent or other similar representative (each a "Representative") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Paying Agent under the Credit Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Paying Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Representative for any Secured Creditor or directly from a Secured Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements are in existence.

                  (g) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee and each other Secured Creditor for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, to the extent arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth in Annex G hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

                  14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Credit Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Securities purported to be owned by such Pledgor (including as shown on Annexes A, B and C hereof), subject to no Lien, except the Liens created by this Agreement and Liens permitted under Section 9.01 of the Credit Agreement;

                  (ii) it has full power, authority and legal right to pledge all the Pledged Securities;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) no consent of any other party (including, without
            limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries and any other partners or members of such Pledgor's partnerships or limited liability companies) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (except any filings required under the UCC, which filings have been made) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder or which may be required to be obtained by the Pledgee pursuant to Section 22 or 23 hereof in connection with the exercise of its rights and remedies hereunder;

                  (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all the shares of Stock and all Pledged Limited Liability
            Company Interests have been duly and validly issued, are fully paid and nonassessable and subject to no options to purchase or similar rights;

                  (vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Stock creates a valid and perfected first security interest in such Stock, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities;

                  (viii) each Pledged Partnership Interest has been validly
            acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder;

                  (ix) each partnership agreement is the legal, valid and
            binding obligation of the applicable Pledgor, enforceable in accordance with its terms;

                  (x) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any general or limited partnership agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement to which such Pledgor is a party, or otherwise in default or violation thereunder;

                  (xi) no Pledged Partnership Interest is subject to any
            defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto;

                  (xii) the pledge and assignment of the Pledged Partnership
            Interests and/or Pledged Limited Liability Company Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (which filings and recordings have been or will be made), create a valid perfected and continuing first priority security interest in such Partnership Interests and/or Limited Liability Company Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgee or which would include the collateral;

                  (xiii) there are no currently effective financing statements in respect of the UCC covering property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

                  (xiv) each Pledgor shall give the Pledgee prompt notice of any written claim it receives relating to the Collateral; and

                  (xv) each Pledgor shall deliver to the Pledgee a copy of each other demand, notice
            or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof.

                  Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (b) Each Pledgor hereby further represents, warrants and covenants that as of the date hereof, the chief executive office of such Pledgor is located at the address indicated on Annex F hereto for such Pledgor. Such Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15(b). No Pledgor shall establish new locations for such offices until (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request,
(ii) it shall have delivered to the Pledgee a written supplement to Annex F hereto in the form of Exhibit A-1 hereto as provided in clause (c) below showing the new location of its chief executive office and (iii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain all security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  (c) Without in any way limiting Section 3.2 hereof, at any time and from time to time that any Pledgor (x) determines that the information with respect to it contained on Annex A, B, C and/or F, as the case may be, is inaccurate or (y) acquires any additional Securities which have not already been pledged hereunder and reflected on Annexes A through C, as appropriate, such Pledgor shall deliver a supplement to this Agreement, substantially in the form of Exhibit A-1 hereto (each a "Pledge and Security Agreement Supplement") adding (or, in the case of any Securities released pursuant to Section 18(b) hereof, deleting) such Securities to (from) Annexes A through C hereto, as appropriate. The execution and delivery of any such supplement shall not require the consent of any Pledgor hereunder. It is understood and agreed that the pledge and security interests granted hereunder shall apply to all Collateral as provided in Section 3.1 regardless of the failure of any Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement as otherwise provided above.

                  (d) Each Pledgor hereby covenants and agrees that with respect to all Partnership Interests or Limited Liability Company Interests, in each case required to be pledged by it hereunder, such Pledgor will deliver to the respective Pledged Partnerships or Pledged Limited Liability Companies, as the case may be (with copies to the Collateral Agent) a notice (appropriately completed) in the form of Annex D attached hereto and by this reference made a part hereof (each such notice a "Partnership/LLC Notice") and such Pledgor will use its reasonable best efforts to cause to be delivered to the Collateral Agent an acknowledgment in the form set forth as Annex E attached hereto (each such acknowledgment, a "Pledge

Acknowledgment"), duly executed by the relevant Pledged Partnership and/or Pledged Limited Liability Company, as the case may be, in each case within forty-five days following the date of any pledge of any Pledged Partnership Interests or Pledged Limited Liability Company Interests hereunder.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (v) any limitation on any other Pledgor's liability or obligations under this Agreement, the Guaranty or any other Credit Document or any invalidity or unenforceability, in whole or in part, of this Agreement, the Guaranty or any other Credit Document or any term thereof; or (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Securities, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including, without limitation, registration under the Securities Act as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 6 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements have been terminated, no Note or Letter of Credit is outstanding and all other Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full.

                  (b) So long as no ITT Note Event (as defined below) has occurred and is continuing, in the event that any part of the Collateral is sold (but not to any Borrower or a Subsidiary thereof) in connection with a sale permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Secured Creditors), the Pledgee, at the request and expense of such Pledgor will duly assign, transfer and deliver to such Pledgor

(without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement. Any proceeds of Collateral sold as contemplated by the immediately preceding sentence may be applied in accordance with the requirements of the Credit Agreement. As used herein, an "ITT Note Event" shall mean the acceleration of the maturity of any ITT Notes or the failure to pay at maturity any ITT Notes, or the occurrence of any default or event of default of the types specified in Section 6.1(f) or (g) of the ITT Indenture; provided that no ITT Note Event shall be deemed to exist (x) at any time when no ITT Note Obligations are secured hereunder or (y) after all ITT Note Obligations have been repaid in full.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 18(a) or (b), and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

                  19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a)  if to any Pledgor, at:

                          c/o Starwood Hotels & Resorts
                          2231 East Camelback Road
                          Suite 410
                          Phoenix, AZ  85016
                          Attention: Chief Executive Officer
                          Telephone No.:  (602) 852-3900
                          Facsimile No.:  (602) 852-0115

                  (b)  if to the Pledgee, at:

                          Bankers Trust Company
                          130 Liberty Street
                          New York, New York  10006
                          Attention:  Laura S. Burwick
                          Telephone No.:  (212) 250-2568
                          Telecopier No.:  (212)669-0743

                  (c) if to any Lender Creditor (other than the Pledgee), (x) to the Paying Agent, at the address of the Paying Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any other Secured Creditor, (x) to the
            Representative for such Secured Creditor or (y) if there is no such Representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 24 and Pledgors may be released as parties hereto in accordance with Section 21, and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of either (x) the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations have been paid in full and all commitments pursuant to the Credit Agreement have terminated (with such date being herein called the "Credit Document Obligations Termination Date") or (y) the holders of at least a majority of the then outstanding Obligations secured hereby at all times after the Credit Document Obligations Termination Date provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below), with outstanding Obligations of the respective Class secured hereby at such time, of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Lenders may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof), with such changes not being subject to the proviso to the immediately preceding sentence. Furthermore, the proviso to the second preceding sentence shall not apply to any release of collateral effected in accordance with the requirements of Section 18 of this Agreement, or any other release of collateral or termination of this Agreement so long as the Parent Companies certify that such actions will not violate the terms of any Secured Debt Agreement then in effect. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors with outstanding Obligations secured hereby at such time, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations, (ii) the ITT Noteholders as holders of ITT Note Obligations secured hereby, (iii) the Permitted Refinancing Creditors as holders of Permitted Refinancing Obligations secured hereby, (iv) the Senior Secured Noteholders as the holders of Senior Secured Note Obligations secured hereby and (v) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to any other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Secured Debt Agreement.

                  21. RELEASE OF GUARANTORS. In the event any Pledgor which is a Subsidiary of any Borrower party to the Guaranty is released from the Guaranty, such Pledgor (so long as not a Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

                  22. GAMING APPROVALS. (a) Unless approved in advance by the Nevada Gaming Commission (the "NGC"), the Pledged Securities issued by ITT Corporation, a Nevada corporation ("ITT"), and ITT Sheraton Corporation, a Nevada Corporation ("ITTSC"), shall not be subject to the pledge under this Pledge Agreement, and the grant of any security interest shall not be effective for any purpose as to any Pledged Securities issued by ITT or ITTSC, nor shall any interest in any Pledged Securities issued by ITT or ITTSC be transferred in any manner whatsoever to the Pledgee or any other Person.

                  (b) No Pledged Securities issued by ITT or ITTSC shall be otherwise sold, assigned, transferred, pledged or otherwise disposed of, whether pursuant to the Pledge Agreement or the exercise of any right, power or remedy provided for therein or otherwise, unless the grant of the security interest or such other disposition as the case may be, has been approved in advance by the NGC, and unless the transferee of the Pledged Securities issued by ITT and ITTSC disposed of shall have first obtained any and all licenses, findings of suitability or approvals required by the Nevada Gaming Control Act and the regulations thereunder, or shall have been found to be individually qualified to be licensed, as appropriate. Without limiting the generality of foregoing, approval of the Pledge Agreement by the NGC shall not constitute permission to foreclose on the same or make any other disposition of the Pledged Securities issued by ITT or ITTSC without a further order of the NGC.

                  (c) Unless the Pledgee or any other Person required to do so, has obtained any and all licenses, findings of suitability or approvals required by the Nevada Gaming Control Act and the regulations thereunder, such Pledgee or other Person shall not receive any dividend, payment or other distribution from or exercise any right in respect to, any Pledged Securities issued by ITT or ITTSC.

                  (d) Unless approved in advance by the NGC, no restriction on the transfer of any Pledged Securities issued by ITT or ITTSC, or any covenant or agreement not to encumber any Pledged Securities issued by ITT or ITTSC, shall be effective for any purpose whatsoever.

                  (e) If at any time after the Pledgee or any other Person becomes the owner of any Pledged Securities issued by ITT or ITTSC, whether pursuant to the Pledge Agreement or the exercise of any right, power or remedy provided for therein or otherwise, the NGC finds that such Pledgee or other Person is unsuitable to continue as a gaming licensee or otherwise to be associated with a gaming licensee in the state of Nevada (hereinafter referred to as an "Unsuitable Person"), such Unsuitable Person shall immediately offer any and all Pledged Securities of ITT and ITTSC owned by such Unsuitable Person to ITT or ITTSC, respectively, for purchase and shall allow ITT and ITTSC, respectively, to purchase such Pledged Securities for cash at fair market value thereof, as determined by the NGC, within ten (10) days after the date of the offer or upon such other terms and conditions for such acquisition of such Pledged Securities as may be prescribed by the NGC.

                  (f) The Pledgee and any such other Person hereby acknowledge, understand and agree and each other person that concurrently with the execution and delivery of the Pledge

Agreement or at any time thereafter, acquires any right, title or interest in any Pledged Securities of ITT or ITTSC, pursuant to the Pledge Agreement or the exercise of any right, power or remedy provided for therein by virtue of such acquisition of the Pledged Securities, shall be deemed to have acknowledged. understood and agreed that:

                  (i) Beginning upon the date on which the NGC serves upon ITT or ITTSC, respectively, notice of the determination of unsuitability pursuant to Section 2 of Nevada Revised Statutes ("NRS") 463.510, it will be unlawful for the Unsuitable Person owning any Pledged Securities issued by ITT or ITTSC:

                        (A) To receive any dividend or interest upon any such
                            securities;

                        (B) To exercise, directly or through any Pledgee or
                            nominee, any voting right conferred by such security;

                        (C) To receive any remuneration in any form from ITT or
                            ITTSC, for services rendered or otherwise; or,

                        (D) To receive any other payment or distribution, of
                            any kind whatsoever, in respect of any such security, by way of or pursuant to payment of principal, redemption, conversion, exchange or liquidation or any other transaction.

                  (ii) Each certificate evidencing one or more of the Pledged
            Securities issued by ITT or ITTSC shall bear a statement on both sides of the certificate of the restrictions described in subsection
            (f) (i) above, to the extent required by Nevada law or any order of the NGC.

                  (iii) The physical location of each certificate evidencing one or more of the Pledged Securities issued by ITT or ITTSC shall at all times remain within the territory of the state of Nevada, and each of such certificates shall be made available for inspection by agents of the NGC or the Nevada State Gaming Control Board ("SGCB"), immediately upon request during normal business hours. Except as permitted by the NGC for the purpose of perfecting the Pledge Agreement, the holder of any such certificate shall not surrender or transfer possession of the same without the prior approval of the NGC. The person located within the territory of the state of Nevada designated to hold the Pledged Securities on behalf of the Pledgee for the purpose of perfecting the Pledge Agreement is FIRST SECURITY TRUST COMPANY OF NEVADA.

                  (g) No covenant or provision in the Pledge Agreement shall preclude ITT or ITTSC from satisfying any financial obligation or requirement imposed by the Nevada Gaming Control Act or regulations thereunder, including but not limited to minimum casino bankroll requirements, mandatory game security reserves, redemption of casino chips and tokens, or payment of winning wagers to gaming patrons.

                  (h) The Pledgee and any other Person who becomes the owner of any Pledged

Securities issued by ITT or ITTSC, each severally agree to cooperate with the NGC and the SGCB in connection with the administration of their regulatory jurisdiction over ITT, ITTSC and their affiliated companies, including the provision of such documents or other information as may be reasonably requested by the NGC or SGCB relating to ITT, ITTSC or any of their affiliated companies or to the Pledge Agreement.

                  (i) The Pledgee or any other Person who becomes the owner of any Pledged Securities issued by ITT or ITTSC, each severally agree to comply with any order or directive of the NGC or SGCB requiring such person or persons to submit an application for any license, finding of suitability or other approval pursuant to the Nevada Gaming Control Act and the regulations thereunder.

                  (j) The provisions of this Section 22 of this Pledge Agreement shall not modify or restrict the rights and remedies of the Pledgee or any other Person under the Pledge Agreement in any other pledged collateral except for the Pledged Securities of ITT or ITTSC; provided, the Pledgee and other Persons acknowledge, understand and agree that the Nevada Gaming Control Act and the regulations thereunder impose certain licensing or transaction approval requirements prior to the exercise of such rights and remedies under the Pledge Agreement with the respect to the Pledged Securities and other pledged collateral subject to the Nevada Gaming Control Act and the regulations thereunder.

                  (k) Notwithstanding any provision contained in this Pledge Agreement to the contrary, if the granting of a security interest in the capital stock of any Subsidiary shall conflict with or violate any Gaming Laws, the Pledgee agrees to (i) release such capital stock from the pledge of this Pledge Agreement to the extent necessary to avoid such conflict or violation or, (ii) take any other action, including filing for applicable Approvals, sufficient to avoid such conflict or violation. The Pledgee further acknowledges and agrees that, prior to exercising any remedies set forth in the Pledge Agreement with respect to the Pledged Securities of ITT or ITTSC subject to or affected by any Gaming Laws, the Pledgee shall obtain any and all Approvals as may be required by applicable Gaming Laws.

                  23. ACTIONS REQUIRING FCC APPROVAL. (a) Notwithstanding anything to the contrary contained in this Agreement, or any of the documents executed pursuant hereto, the Pledgee will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC license or any transfer of control of the holder of any FCC license if such assignment of such license or such transfer of control would require under then existing law (including the Communications Act and the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval. In connection with this Section 23(a), the Pledgee shall be entitled to rely in good faith upon an opinion of outside FCC counsel of the Pledgee's choice with respect to such assignment or transfer whether or not the advice rendered is ultimately determined to have been accurate. To the extent such an opinion is requested, a copy of such opinion shall be delivered to the Pledgor. The Pledgee specifically agrees that to the extent required by the Communications Act (i) even after an Event of Default shall have occurred, voting rights in the Collateral will remain with the respective Pledgor until any and all required approval of the FCC shall be obtained to the transfer of such voting rights, (ii) after an Event of Default and a foreclosure on the Collateral by the

Pledgee, there will be either a private or public sale of the Collateral, and
(iii) pursuant to Section 310(d) of the Communications Act, prior to the exercise of stockholder rights by a purchaser at such sale, the prior consent of the FCC will be obtained to such exercise.

                  (b) If an Event of Default shall have occurred and be continuing, the Pledgors shall take any action which the Pledgee may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Pledgee or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing. To enforce the provisions of this Section 23, upon an Event of Default the Pledgee is empowered to seek from the FCC and any other governmental authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Pledgor agrees to cooperate with any such purchaser and with the Pledgee in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment to such purchaser of the Collateral. Each Pledgor hereby agrees to consent to any such an involuntary transfer of control upon the request of the Pledgee after and during the continuation of an Event of Default and, without limiting any rights of the Pledgee under this Agreement, to authorize the Pledgee to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consent required by governmental authorities, in order to effectuate the transactions contemplated in this
Section 23. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Pledgee under this Agreement. Each Pledgor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other governmental authority required to effectuate the foregoing.

                  (c) Each Pledgor shall use its best efforts to assist in obtaining consent or approval of the FCC and any other governmental authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor's or assignor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Collateral. Anything herein to the contrary notwithstanding, the Pledgors shall not be obligated to sign any such document which such Pledgor has reasonable cause to believe contains any inaccuracy or to make any statements concerning the qualifications of any transferee or assignee.

                  (d) Each Pledgor hereby acknowledges and agrees that the Collateral is a unique asset and that a violation of the Pledgor's covenant to cooperate with respect to any regulatory consents would result in irreparable harm to the Pledgee for which monetary damages are not readily ascertainable. The Pledgor further agrees that, because of the unique nature of its undertaking in this Section 23, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that the Pledgee would have an adequate remedy at law for the breach of this undertaking.

                  (e) Without limiting the obligations of the Pledgors hereunder in any respect, each Pledgor further agrees that if such Pledgor, upon or after the occurrence of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal pursuant to Section 23(c), to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Pledgee hereunder, such Pledgor agrees that such application may be executed on such Pledgor's behalf by the clerk of any competent jurisdiction without notice to such Pledgor pursuant to court order.

                  24. ADDITIONAL PLEDGORS. Pursuant to Section 8.15 of the Credit Agreement, certain Subsidiaries of a Borrower may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit A-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Exhibit A-2 to the Collateral Agent and, at such time, shall execute a Pledge and Security Agreement Supplement in the form of Exhibit A-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Exhibit A-1. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit A-2 as provided above, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor as provided in Section 3.1 hereof regardless of any failure of any additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

                  25. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

                  26. LIMITATION BY LAW; SEVERABILITY. All rights, remedies and powers in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and may be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable, in whole or in part.

                  27. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or any partnership and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Limited Liability Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor.

                  (c) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  28. CONTINUING PLEDGORS. The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by preceding Section 24 or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 21 or otherwise.

                  29. NO FRAUDULENT CONVEYANCE. Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  30. ALTERNATE CURRENCY REVOLVING LOAN BORROWERS. The Pledgors hereby acknowledge that pursuant to the terms of the Credit Agreement various Alternate Currency Revolving Loan Borrowers may become a party to the Credit Agreement from time to time and incur Loans thereunder. The Pledgors further acknowledge and agree that all obligations and liabilities of any Alternate Currency Revolving Loan Borrower under the Credit Agreement shall be fully secured hereunder as provided in Section 3.1 and no consent of the Pledgors is required to effect the same.

                  31. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the consent of the Required Secured Creditors and, if required by Section 13.12 of the Credit Agreement, all Lenders). THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  32. STARWOOD REIT. Each Lender acknowledges and agrees that the name "Starwood Hotels & Resorts" is a designation of Starwood REIT and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988, as further amended on February 1, 1995 and as further amended on June 19, 1995 and as the same may be further amended from time to time, and all persons dealing with Starwood REIT shall look solely to Starwood REIT's assets for the enforcement of any claims against Starwood REIT, as the Trustees, officers, agents and security holders of Starwood REIT assume no personal liability for obligations entered into on behalf of Starwood REIT, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

               STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a
               Maryland corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               STARWOOD HOTELS & RESORTS



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               SLT REALTY LIMITED PARTNERSHIP


               By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               ITT CORPORATION



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               W&S SEATTLE CORP.,
               a Delaware corporation

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership, its managing member

               By: Starwood Hotels & Resorts,
               a Maryland real estate investment trust, its general partner


               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title:Senior Vice President and Chief Financial Officer


               W&S REALTY CORPORATION OF DELAWARE
               a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               BENJAMIN FRANKLIN HOTEL, INCORPORATED, a
               Washington corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               W&S LAUDERDALE CORPORATION, a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               LAUDERDALE HOTEL COMPANY, a Delaware corporation

               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               WESTIN BAY HOTEL CO., a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               CINCINNATI PLAZA CO., a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               SOUTH COAST WESTIN HOTEL CO., a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               TOWNHOUSE MANAGEMENT INC., a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer


               WESTIN PREMIER INCORPORATED, a Delaware corporation

               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller



               WESTIN VACATION MANAGEMENT CORPORATION, a
               Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer



               WVC RANCHO MIRAGE, INCORPORATED, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN VACATION EXCHANGE COMPANY, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN ASSET MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Ronald C. Brown
                   -----------------------------------------------------------
                   Name: Ronald C. Brown

                   Title: Senior Vice President and Chief Financial Officer


               MIDLAND BUILDING CORPORATION, an Illinois corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               WESTIN HOTEL COMPANY, a Delaware company



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller



               W&S ATLANTA CORPORATION, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN ONTARIO (LONDON) HOTEL COMPANY, a
               Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN ASIA MANAGEMENT HOLDING COMPANY, a
               Delaware corporation

               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN ASIA MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN CANADA MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid

               WESTIN OTTAWA MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN MEXICO MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN CHARLOTTE MANAGEMENT COMPANY, a
               Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN RIVER NORTH MANAGEMENT COMPANY, a
               Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN HILTON HEAD MANAGEMENT COMPANY, a
               Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN KANSAS CITY MANAGEMENT COMPANY, a
               Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN MAUI MANAGEMENT COMPANY, a Delaware corporation

               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               WESTIN BOSTON MANAGEMENT HOLDING COMPANY, a
               Delaware corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer

               WESTIN BOSTON MANAGEMENT COMPANY, a Delaware corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               WESTIN CENTURY CITY MANAGEMENT HOLDING
               COMPANY, a Delaware corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               WESTIN CENTURY CITY MANAGEMENT COMPANY, a
               Delaware corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer

               WESTIN NEW ORLEANS MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN NEW ORLEANS MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Theodore W. Darnall
                   -----------------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating Officer


               WESTIN SANTA CLARA MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN TUCSON MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN INTERNATIONAL MANAGEMENT COMPANY, a Delaware corporation

               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN INNISBROOK MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN PITTSBURGH MANAGEMENT COMPANY,
               a Delaware corporation


               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN PITTSBURGH MANAGEMENT HOLDING
               COMPANY,
               a Delaware Corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN PEACHTREE MANAGEMENT COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN DALLAS MANAGEMENT COMPANY,
               a Delaware corporation


               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN RIVERWALK MANAGEMENT COMPANY,
               a Delaware corporation


               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN REPRESENTATION COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN LICENSE COMPANY SOUTH,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------

                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN LICENSE COMPANY NORTH,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN LICENSE COMPANY EAST,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN LICENSE COMPANY WEST,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               WESTIN LICENSE COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               WESTIN INTERNATIONAL SERVICES COMPANY,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   -----------------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               SHERATON FLORIDA CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON HARBOR ISLAND CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON HARTFORD CORPORATION,
               a Connecticut corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary

               SHERATON HAWAII HOTELS CORPORATION,
               a Hawaii corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON INTERNATIONAL, INC.,
               a Delaware corporation



               By: /s/ James D. Latham
                   ------------------------------------------

                   Name: James D. Latham
                   Title: Senior Vice President and Secretary



               SHERATON INTER-AMERICAS, LTD.,
               a Delaware corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON INTERNATIONAL DE MEXICO, INC.,
               a Delaware corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary

               SHERATON MANAGEMENT CORPORATION,
               a Delaware corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               SHERATON WARSAW CORPORATION,
               a Delaware corporation

               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary




               SHERATON MARKETING CORPORATION,
               a Delaware corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary

               ITT SHERATON CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary


               GENERAL FIDUCIARY CORPORATION,
               a Massachusetts corporation


               By: /s/ James D. Latham
                   ------------------------------------------
                   Name: James D. Latham
                   Title: Senior Vice President and Secretary

               GLOBAL CONNECTIONS, INC.,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               HUDSON SHERATON LLC,
               a New York corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               ITT SHERATON RESERVATIONS CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               MANHATTAN SHERATON CORPORATION,
               a New York corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SAN DIEGO SHERATON CORPORATION,
               a Delaware corporation

               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SAN FERNANDO SHERATON CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON 45 PARK CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON ARIZONA CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON ASIA-PACIFIC CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SHERATON BLACKSTONE CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON BOSTON CORPORATION,
               a Massachusetts corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON CALIFORNIA CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON CAMELBACK CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SHERATON MIAMI CORPORATION,
               a Delaware corporation

               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON MIDDLE EAST MANAGEMENT
               CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON NEW YORK CORPORATION,
               a New York corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON O'HARE CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SHERATON OVERSEAS TECHNICAL SERVICES
               CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SHERATON PEACHTREE CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON PHOENICIAN CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON SAVANNAH CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               SHERATON SERVICES CORPORATION,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SOUTH CAROLINA SHERATON CORPORATION,
               a Delaware corporation

               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               ST. REGIS SHERATON CORPORATION,
               a New York corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               SHERATON VERMONT CORPORATION,
               a Vermont corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary

               WORLDWIDE FRANCHISE SYSTEMS, INC.,
               a Delaware corporation



               By: /s/ James D. Latham
                   -------------------------------------
                   Name: James D. Latham
                   Title: Sr. Vice President & Secretary


               ITT BROADCASTING CORPORATION,
               a Delaware corporation



               By: /s/ Alan M. Schnaid
                   ----------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller

               CHARLESTON HOTEL ASSOCIATES L.L.C.,
               a New Jersey limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer

               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               CRYSTAL CITY HOTEL ASSOCIATES, L.L.C.,
               a New Jersey limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer



               LONG BEACH HOTEL ASSOCIATES L.L.C.,
               a New Jersey limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner

               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               PRUDENTIAL-HEI JOINT VENTURE,
               a Georgia general partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial

                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SANTA ROSA HOTEL ASSOCIATES, L.L.C.,
               a New Jersey limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT ALLENTOWN LLC,
               a Delaware limited liability company

               By: SLT REALTY LIMITED PARTNERSHIP,
               a Delaware limited partnership,
               its managing member

                   By: STARWOOD HOTELS & RESORTS,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT ARLINGTON L.L.C.,
               a Delaware limited liability company

               By: SLT REALTY LIMITED PARTNERSHIP,
               a Delaware limited partnership,
               its managing member

                   By: STARWOOD HOTELS & RESORTS,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT ASPEN DEAN STREET, LLC,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels and Resorts,
                   a Maryland real estate investment trust,
                   its managing general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT BLOOMINGTON LLC,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels and Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial

                          Officer


               SLT CENTRAL PARK SOUTH, LLC,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels and Resorts,
                   a Maryland real estate investment trust,
                   its managing general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT DANIA LLC,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels and Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT DC MASSACHUSETTS AVENUE, LLC,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels and Resorts,
                   a Maryland real estate investment trust,
                   its managing general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT INDIANAPOLIS L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


                   By: SLT Financing Partnership,
                   a Delaware general partnership,
                   its member

                       By: SLT Realty Limited Partnership,
                       a Delaware limited partnership,
                       its general partner

                           By: Starwood Hotels & Resorts,
                           a Maryland real estate investment trust,
                           its general partner

               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer



               SLT KANSAS CITY L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT LOS ANGELES L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial

                          Officer


               SLT MINNEAPOLIS L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT PALM DESERT L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT PHILADELPHIA L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT REALTY COMPANY, L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT SAN DIEGO L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner

               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT SOUTHFIELD L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer

               SLT ST. LOUIS L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT TUCSON L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               STARLEX L.L.C.,
               a New York limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               STARWOOD ATLANTA L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               STARWOOD ATLANTA II L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner

               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               STARWOOD MISSION HILLS, L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its member

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer

               STARWOOD NEEDHAM L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               STARWOOD WALTHAM L.L.C.,
               a Delaware limited liability company

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               OPERATING PHILADELPHIA L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC ALLENTOWN L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC ARLINGTON L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner

               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC ATLANTA L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC ATLANTA II L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC BLOOMINGTON L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer

               SLC CENTRAL PARK SOUTH, L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its managing general partner



               By: /s/ Alan M. Schnaid
                   ---------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               SLC DANIA L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC DC MASSACHUSETTS AVENUE, L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its managing general partner



               By: /s/ Alan M. Schnaid
                   ----------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller



               SLC KANSAS CITY L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating

                          Officer



               SLC LOS ANGELES L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC MINNEAPOLIS L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC NEEDHAM L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC PALM DESERT L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC SAN DIEGO L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC SOUTHFIELD L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC ST. LOUIS L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner

               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC TUCSON L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer



               SLC WALTHAM L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating

                          Officer


               STARWOOD MANAGEMENT COMPANY, L.L.C.,
               a Delaware limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing member

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Alan M. Schnaid
                   ---------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               BW HOTEL REALTY LIMITED PARTNERSHIP,
               a Maryland limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               CP HOTEL REALTY LIMITED PARTNERSHIP,
               a Maryland limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               EDISON HOTEL ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner

               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               NOVI HOTEL ASSOCIATES, L.P.
               a Delaware limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer

               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               PARK RIDGE HOTEL ASSOCIATES L.P.
               a Delaware limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT FINANCING PARTNERSHIP,
               a Delaware partnership

               By: SLT Realty Limited Partnership,
               a Delaware partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT HOUSTON BRIAR OAKS, LP,
               a Delaware limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its managing general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its managing general partner

               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               VIRGINIA HOTEL ASSOCIATES, L.P.,
               a Delaware limited partnership

               By: SLT Realty Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts,
                   a Maryland real estate investment trust,
                   its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               By: SLT Financing Partnership,
               a Delaware general partnership,
               its limited partner

                   By: SLT Realty Limited Partnership,
                   a Delaware limited partnership,
                   its general partner

                       By: Starwood Hotels & Resorts,
                       a Maryland real estate investment trust,
                       its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial

                          Officer


               MOORLAND HOTEL LIMITED PARTNERSHIP,
               a Wisconsin limited liability company

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC-CALVERTON LIMITED PARTNERSHIP,
               a Delaware limited partnership

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its general partner

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer


               SLC HOUSTON BRIAR OAKS, LP,
               a Delaware limited partnership

               By: SLT Operating Limited Partnership,
               a Delaware limited partnership,
               its managing general partner

                   By: Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation,
                   its general partner



               By: /s/ Alan M. Schnaid
                   ---------------------------------------------------
                   Name: Alan M. Schnaid
                   Title: Vice President and Corporate Controller


               SLC OPERATING LIMITED PARTNERSHIP,
               a Delaware limited partnership

               By: Starwood Hotels & Resorts Worldwide, Inc.,
               a Maryland corporation,
               its general partner



               By: /s/ Theodore W. Darnall
                   ---------------------------------------------------
                   Name: Theodore W. Darnall
                   Title: Executive Vice President and Chief Operating
                          Officer

               WESTIN SEATTLE HOTEL COMPANY,
               a Washington general partnership

               By: W&S Realty Corp. of Delaware,
               a Delaware corporation, its general partnership



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer

               By: Benjamin Franklin Hotel, Inc.,
               a Washington corporation

               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial
                          Officer


               SLT REALTY LIMITED PARTNERSHIP

               By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner



               By: /s/ Ronald C. Brown
                   ---------------------------------------------------
                   Name: Ronald C. Brown
                   Title: Senior Vice President and Chief Financial Officer

               ACCEPTED AND AGREED TO:


               BANKERS TRUST COMPANY
               as Collateral Agent and Pledgee


               By: /s/ Laura S. Burwick
                   ---------------------------------------------------
                   Name: Laura S. Burwick
                   Title: Principal

                                     ANNEX A
                                                                to
                                                  PLEDGE AND SECURITY AGREEMENT





LIST OF STOCK

                                                                         Annex C
                                                                         Page 34

LIST OF LIMITED LIABILITY COMPANY INTERESTS

                                                                         Annex D
                                                                         Page 35

LIST OF PARTNERSHIP INTERESTS

                                                                         ANNEX D
                                                                         Page 36

FORM OF PARTNERSHIP/LLC NOTICE

[Letterhead of Pledgor]

-------- --, ----


TO:      [Name of Pledged Partnership/Limited Liability Company]

                 Notice is hereby given that pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of February 23, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, [as a [limited] [general] partner in [NAME OF PLEDGED PARTNERSHIP] (the "Partnership"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement"),] [as a member in [Name of Pledged Limited Liability Company] (the "LLC"), and into and under its Articles of Organization (the "Articles")] including, without limitation:

                 (i) the Pledgor's interest in all of the capital of the Partnership/LLC and the Pledgor's interest in all profits, losses, (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership/limited liability company interest;

                 (ii) all other payments due or to become due to the Pledgor in respect of such partnership/limited liability company interest, whether under the Partnership Agreement/Articles or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                 (iii) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Partnership Agreement/Articles or at law or otherwise in respect of such partnership/membership interest;

                 (iv) all present and future claims, if any, of the Pledgor against the Partnership/LLC for moneys loaned or advanced, for services rendered or otherwise;

                 (v) all of the Pledgor's rights under the Partnership Agreement/Articles or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the partnership/limited liability company interest, including any power to terminate, cancel or modify the Partnership Agreement/Articles, to execute any instruments and to take any and all other action on behalf of and in the name of the

                                                                         ANNEX D
                                                                         Page 37


            Pledgor in respect of the partnership/limited liability company interest and the Partnership/LLC, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                  Pursuant to the Pledge Agreement, the Partnership/LLC is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Partnership/LLC's books.

                  The Pledgor hereby irrevocably agrees and authorizes and directs the Partnership/LLC that instructions originated by the Pledgee on behalf of the Secured Creditors with respect to the Pledgor's claims, rights, interests, powers, remedies, authorities, options and privileges set forth above shall, unless written notice to the contrary is given by the Pledgee to the Partnership/LLC, be complied with by the Partnership/LLC, without further consent by the Pledgor.

                  The Pledgor hereby requests the Partnership/LLC to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.



                                       [NAME OF PLEDGOR]



                                       By:
                                          Name:
                                          Title:

                                    ANNEX E
                                                                 to
                                                   PLEDGE AND SECURITY AGREEMENT



FORM OF ACKNOWLEDGMENT



                 [NAME OF PLEDGED PARTNERSHIP/LIMITED LIABILITY COMPANY] (the "Partnership"/"LLC") hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT/ARTICLES OF ORGANIZATION] (the "Partnership Agreement"/"Articles") pursuant to the terms of the Pledge Agreement, dated as of February 23, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Partnership's/LLC's books.

                 The Partnership/LLC hereby acknowledges the rights of and remedies available to the Secured Creditors under the Pledge Agreement.

                 The Partnership/LLC hereby irrevocably agrees to comply with the instructions originated by the Pledgee, on behalf of the Secured Creditors, of the type referred to in the penultimate paragraph of the Partnership/LLC Notice dated ___________ __, ____ signed by the Pledgor, without further consent by the Pledgor. The undersigned further hereby irrevocably agrees, except upon the prior written consent of the Pledgee, not to honor any such instructions given by any other person or entity.

Dated:  ___________ __, ____




                                       [NAME OF PLEDGED PARTNERSHIP/LLC]



                                       By:
                                          Name:
                                          Title:

                                     ANNEX F
                                                                 to
                                                   PLEDGE AND SECURITY AGREEMENT



CHIEF EXECUTIVE OFFICE



1.       Starwood Hotels and Resorts
         2231 East Camelback Road
         Suite 410
         Phoenix, AZ  85016

2.       Starwood Hotels & Resorts Worldwide, Inc.
         2231 East Camelback Road
         Suite 400
         Phoenix, AZ  85016

3.       Westin Hotel Company
         The Westin Building
         2001 Sixth Avenue
         Seattle, WA  98121

4.       ITT Corporation
         1330 Avenue of the Americas
         New York, NY  10019

5.       ITT Sheraton Corporation
         60 State Street
         Boston, MA  02109

6.       Sheraton International, Inc.
         60 State Street
         Boston, MA  02109

         Attached to this Annex F to the Pledge and Security Agreement is a list of entities whose ownership is being pledged with the legal address at such noted alongside; such address corresponds entity with the address set forth above.

                                                                         ANNEX G
                                                                         Page 40


THE PLEDGEE

                  1. Appointment. The Secured Creditors, by their acceptance of the benefits of the Pledge and Security Agreement to which this Annex G is attached (the "Pledge Agreement") hereby irrevocably designate Bankers Trust Company (and any successor Pledgee) to act as specified herein and therein. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Pledge Agreement, are used herein as therein defined and (y) not defined in the Pledge Agreement, are used herein as defined in the Credit Agreement referenced in the Pledge Agreement. Each Secured Creditor hereby irrevocable authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Pledge Agreement shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Pledge Agreement by the terms thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

                  2. Nature of Duties. (a) The Pledgee shall have no duties or responsibilities except those expressly set forth herein or in the Pledge Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of this Agreement, any other Credit Document or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement, any other Credit Document or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein and therein.

                  (b) The Pledgee shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the collateral or otherwise as to the maintenance of the Collateral.

                  (c) The Pledgee shall not be required to ascertain or inquire as to the performance by any Pledgor of any of the covenants or agreements contained in the Pledge Agreement, any other Credit Document or any other Secured Debt Agreement.

                  (d) The Pledgee shall be under no obligation or duty to take any action under, or with respect to, the Pledge Agreement if taking such action
(i) would subject the Pledgee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Pledgee to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Pledgee to in personam jurisdiction in any locations where it is not then so subject.

                  (e) Notwithstanding any other provision of this Annex G, neither the Pledgee nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with, or pursuant to this Annex G or the Pledge Agreement except for its own gross negligence or willful

                                                                        ANNEX G
                                                                         Page 41


misconduct.

                  3. Lack of Reliance on the Pledgee. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Pledgor and its Subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Pledgee shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Pledge Agreement or the security interests granted hereunder or the financial condition of any Pledgor or any Subsidiary of any Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of any Pledgor or any Subsidiary of any Pledgor, or the existence or possible existence of any default or event of default. The Pledgee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Pledgor thereto or as to the security afforded by the Pledge Agreement.

                  4. Certain Rights of the Pledgee. (a) No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) at all times prior to the occurrence of the Credit Document Obligations Termination Date (as defined in the Pledge and Security Agreement) and (ii) the holders of at least the majority of the then outstanding Obligations secured hereby at all times after the Credit Document Obligations Termination Date and prior to the repayment in full, in cash, of all outstanding Obligations secured hereby. Notwithstanding anything to the contrary contained in clause (i) or (ii) of the immediately preceding sentence, if at any time the principal of any Obligations secured hereby has been accelerated, or the final maturity date with respect to any such principal Obligations has occurred, and as a result thereof one or more payment Events of Default (where the aggregate

                                                                         ANNEX G
                                                                         Page 42



principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $100,000,000), which payment Events of Default shall have continued in existence for at least 90 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors at such time (determined without regard to this sentence) have not directed the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, then so long as such payment Event of Default is continuing the Secured Creditors holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, provided that in such event the Secured Creditors who would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

                  (b) Notwithstanding anything to the contrary contained herein, the Pledgee is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Pledgee but have not yet been received, to take any action which the Pledgee, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; provided that once instructions have been received, the actions of the Pledgee shall be governed thereby and the Pledgee shall not take any further action which would be contrary thereto.

                  (c) Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Pledgee shall not be required to take any action that exposes or, in the good faith judgment of the Pledgee may expose, the Pledgee or its officers, directors, agents or employees to personal liability, unless the Pledgee shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Pledgee may be, contrary to the Pledge Agreement, any Secured Debt Agreement or applicable law.

                  5. Reliance. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to the Pledge Agreement and its duties thereunder and hereunder, upon advice of counsel selected by it.

                  6. Indemnification. To the extent the Pledgee is not reimbursed and indemnified by the Pledgors under the Pledge Agreement, the Secured Creditors will reimburse and indemnify the Pledgee, in proportion to their respective outstanding principal amounts (including, for this purpose, the Stated Amount of outstanding Letters of Credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature

                                                                         ANNEX G
                                                                         Page 43



whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder, or in any way relating to or arising out of its actions as Pledgee in respect of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct. The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Pledgee is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Pledge Agreement. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Lenders to the Pledgee pursuant to the Credit Agreement, with the effect being that the Lenders shall be responsible for indemnifying the Pledgee to the extent the Pledgee does not receive payments pursuant to this
Section 6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Pledgee by the Lenders, the Lenders shall be subrogated to the rights of the Pledgee to receive payment from the Secured Creditors).

                  7. The Pledgee in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Pledgee is a party, and to act as agent under one or more of such Credit Documents, the Pledgee shall have the rights and powers specified therein and herein for a "Lender", or an "Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Pledgee in its individual capacity. The Pledgee and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Pledgor or any Affiliate or Subsidiary of any Pledgor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Pledgors for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

                  8. Holders. The Pledgee may deem and treat the payee of any note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

                  9. Resignation by the Pledgee. (a) The Pledgee may resign from the performance of all of its functions and duties hereunder and under the Pledge Agreement at any time by giving 15 Business Days' prior or written notice to the Parent Companies and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) or (c) below.

                                                                         ANNEX G
                                                                         Page 44



                  (b) If a successor Pledgee shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Pledgee, with the consent of the Parent Companies, which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                  (c) If no successor Pledgee has been appointed pursuant to clause (b) above by the 15th Business Day after the date of such notice of resignation was given by the Pledgee, as a result of a failure by the Parent Companies to consent to the appointment of such a successor Pledgee, the Required Secured Creditors shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                                   EXHIBIT A-1
                                                                 to
                                                   PLEDGE AND SECURITY AGREEMENT
                                     FORM OF
                    PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

                 PLEDGE AND SECURITY SUPPLEMENT, dated as of [          ] (this
"Supplement"), made by           , a [             ] corporation (the
"Pledgor"), in favor of BANKERS TRUST COMPANY, as pledgee and as collateral agent (in such capacities, the "Pledgee") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given in the Pledge and Security Agreement referred to below).

                 1. Reference is hereby made to that certain Pledge and Security Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge and Security Agreement"), made by the Pledgors party thereto in favor of the Pledgee for the benefit of the Secured Creditors described therein.

                 2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Pledgee for the benefit of the Secured Creditors under the Pledge and Security Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations, the Pledgor hereby delivers to the Pledgee, for the benefit of the Secured Creditors, [(i) all of the issued and outstanding shares of capital stock listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted in respect of such stock while the Pledge and Security Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge and Security Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock)], [(ii) all limited liability company interests listed on Schedule II hereto (the "Additional Pledged Limited Liability Company Interests" as used in the Pledge and Security Agreement as supplemented by this Supplement, "Pledged Limited Liability Company Interests" shall be deemed to include the Additional Pledged Limited Liability Company Interests)], [(iii) all partnership interests listed on Schedule III here to (the "Additional Pledged Partnership Interests"; as used in the Pledged and Security Agreement as supplemented by this Supplement, "Pledged Partnership Interests" shall be deemed to include Additional Pledged Partnership Interests)], and hereby grants to the Pledgee, for the benefit of the Secured Creditors, a first security interest in the Additional Pledged Stock, Additional Pledged Partnership Interests and/or Additional Pledged Limited Liability Company Interests, as the case may be, and all Proceeds thereof.

                 3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 15 of the Pledge and Security Agreement are true and correct on the date of this Supplement [with references therein with the "Pledged Stock" to include the Additional Pledged Stock,] [with references to the "Pledged Partnership Interests" to include the Additional Pledged Partnership Interests,] [with references to the "Pledged Limited Liability Company Interests" to include the Additional Pledged Limited Liability Company Interests,] and with references to the "Pledge and Security Agreement" to mean the Pledge and Security Agreement as supplemented by this Supplement.

                                                                     EXHIBIT A-1
                                                                         Page 46


                 4. The Pledgor hereby represents and warrants that, as of the date hereof, the chief executive office of the Pledgor is located at the address indicated on Schedule IV hereto.

                 5. This Supplement is supplemental to the Pledge and Security Agreement, forms a part thereof and is subject to the terms thereof and the Pledge and Security Agreement is hereby supplemented as provided herein. Without limiting the foregoing, Annex A to the Pledge and Security Agreement shall hereby be deemed to include each item listed on Schedule I to this Supplement and Annexes B and C to the Pledge and Security Agreement shall hereby be deemed to include each item listed on Schedule II to this Supplement. Annex C to the Pledge and Security Agreement shall hereby be deemed to include each term listed on Schedule III to this Supplement and Annex F to the Pledge and Security Agreement shall be deemed to include the location listed on Schedule IV to this Supplement.

                                                                     EXHIBIT A-1
                                                                         Page 47


IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Supplement to be duly executed and delivered on the date first set forth above.



                                           [PLEDGOR]



                                           By:_______________________
                                               Name:
                                               Title:

                                           BANKERS TRUST COMPANY, as Pledgee



                                           By:________________________
                                               Name:
                                               Title:

                                   SCHEDULE I
                                                            to
                                        PLEDGE AND SECURITY AGREEMENT SUPPLEMENT






PLEDGED STOCK



Pledgor           Issuer          Pledged Stock          Ownership
                                                         Interest

                                                                     EXHIBIT A-2
                                                                         Page 49




PLEDGED LIMITED LIABILITY COMPANY INTERESTS



Pledged Limited               Percentage Owned
Liability Interests

                                                                     EXHIBIT A-2
                                                                         Page 50


PLEDGED PARTNERSHIP INTERESTS



Pledged Partnership           Percentage Owned              Type of Partnership

                                                                     EXHIBIT A-2
                                                                         Page 51


CHIEF EXECUTIVE OFFICE

                                                                         ANNEX 1
                                                                         Page 52


                                   SUPPLEMENT NO. dated as of [               ],
                           to the Pledge and Security Agreement dated as of February 23, 1998 (the "Pledge and Security Agreement"), among the Pledgors party thereto (immediately before giving effect to this Supplement) and BANKERS TRUST COMPANY as collateral agent and as pledgee (in such capacities, the "Pledgee") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given it in the Pledge and Security Agreement referred to below).

                 A. The Pledgors have entered into the Pledge and Security Agreement in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations as defined in the Pledge and Security Agreement. Pursuant to Section 8.15 of the Credit Agreement, certain Subsidiaries of the Borrowers are, after the date of the Pledge and Security Agreement, required to enter into the Pledge and Security Agreement as a Pledgor. Section 24 of the Pledge and Security Agreement provides that additional Subsidiaries may become Pledgors under the Pledge and Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Pledgor") is a Subsidiary of a Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement and/or the Pledge and Security Agreement to become a Pledgor under the Pledge and Security Agreement in order to induce the Secured Creditors to extend, or maintain, Obligations.

                 Accordingly, the Pledgee and the New Pledgor agree as follows:

                 SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge and Security Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge and Security Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge and Security Agreement shall be deemed to include the New Pledgor. The Pledge and Security Agreement is hereby incorporated herein by reference.

                 SECTION 2. The New Pledgor represents and warrants to the Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

                 SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but

                                                                        ANNEX 1
                                                                         Page 53


one instrument. This Supplement shall become effective when the Pledgee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Pledgee.

                 SECTION 4. Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect.

                 SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge and Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge and Security Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the Parent Companies.

                                                                         ANNEX 1
                                                                         Page 54


                 IN WITNESS WHEREOF, the New Pledgor and the Pledgee have duly executed this Supplement to the Pledge and Security Agreement as of the day and year first above written.

                                    [NAME OF NEW PLEDGOR]



                                    By:_______________________
                                       Name:
                                       Title:

                                    Address:



                                    BANKERS TRUST COMPANY,
                                      as Pledgee



                                    By:_________________________
                                       Name:
                                       Title:

                                                                         Annex F
                                                                              TO
                                                   PLEDGE AND SECURITY AGREEMENT



1.       Starwood Hotels and Resorts
         2231 East Camelback Road
         Suite 410
         Phoenix, AZ  85016

2.       Starwood Hotels & Resorts Worldwide, Inc.
         2231 East Camelback Road
         Suite 400
         Phoenix, AZ  85016

3.       Westin Hotel Company
         The Westin Building
         2001 Sixth Avenue
         Seattle, WA  98121

4.       ITT Corporation
         1330 Avenue of the Americas
         New York, NY  10019

5.       ITT Sheraton Corporation
         60 State Street
         Boston, MA  02109

6.       Sheraton International, Inc.
         60 State Street
         Boston, MA  02109



         ATTACHED TO THIS ANNEX F TO THE PLEDGE AND SECURITY AGREEMENT IS A LIST OF ENTITIES WHOSE OWNERSHIP IS BEING PLEDGED WITH THE LEGAL ADDRESS OF SUCH ENTITY NOTED ALONGSIDE; SUCH ADDRESS CORRESPONDS WITH THE ADDRESS SET FORTH BELOW.